Exhibit 10.13.2

APPLE INC.

STATEMENT OF WORK

UNDER THE

MASTER DEVELOPMENT AND SUPPLY AGREEMENT

[*****]

[*****] SOW

THIS STATEMENT OF WORK (the “SOW”), dated December 19, 2008, is entered into by and among Apple Inc., a California corporation having its principal place of business at 1 Infinite Loop, Cupertino, California 95014, Apple [*****], (collectively “Apple” or “Licensee”), and Audience, Inc., a California corporation, having its principal place of business at 1330 Villa Street, Mountain View, CA 94041 (“Company” or “Supplier”), effective as of the last date of Apple’s signature below (the “Effective Date”).

PURPOSE

The parties have previously entered into that certain Master Development and Supply Agreement [*****], effective as of August 6, 2008 (the “Agreement”) and Statement of Work [*****] under the MDSA, effective as of August 6, 2008 for the development and supply by Company to Licensee of a [*****] (“[*****]”). The parties now desire to add this SOW to the Agreement to set forth terms and conditions specific to the licensing by Company of the [*****] and related software and tools, for the purpose of [*****] customized [*****] for inclusion in Licensee-branded products on the terms described in this SOW.

AGREEMENT

The terms and conditions of the Agreement are incorporated herein by reference. To the extent the terms and conditions of this SOW conflict with the Agreement, and any statement of work under the Agreement signed by the parties as of the Effective Date, this SOW will govern with respect to the licenses granted and deliverables specified herein. Capitalized terms used herein, but not defined in this SOW will have the meanings set forth in the Agreement.

1.	Definitions

“[*****]” means [*****] files in [*****] for the [*****] that are reasonably necessary to run the [*****] with the functionality and performance set forth in the [*****].

“[*****]” means all [*****] characterization and [*****] tools in [*****] format that are necessary to [*****] the [*****] and Licensed Software.

“Company [*****] Rights” means the [*****] Rights owned by the Company or that the Company has a right to grant [*****] to third parties;

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

“[*****] Deliverables” means all Licensed [*****] design [*****] code; test benches and supporting [*****] and scripts, including [*****] constraints, [*****] scripts, [*****] environment and vectors; formal [*****]; high level models; [*****] controllers; [*****] models; [*****] models; [*****] test vectors, [*****] drawing, [*****] diagrams, [*****], [*****] test programs and hardware documentation; tools required to compile any [*****]; and all other Company tools that are reasonably necessary to develop [*****] using the [*****], all of the foregoing in [*****] and [*****] formats unless the [*****] and tools are owned by [*****] that will [*****] the right [*****] the [*****] to Licensee and any Updates and Upgrades to the foregoing; for the avoidance of doubt, [*****] is not included in the [*****] Deliverables;

“Distributable Software” shall mean the [*****] which runs on the [*****];

“Documentation” means the documentation in hard copy and electronic format containing instructions, specifications, schematics, drawings, reports, or other descriptions in connection with the Licensed Deliverables supplied by Company in conjunction with the Licensed Deliverables;

“Error” means mistake, problem, or defect which causes either an incorrect functioning of Licensed Deliverables or an incorrect or incomplete statement or diagram in Licensed Deliverables, if such mistake, problem or defect, as manifested in the [*****]: (i) renders Licensed Deliverables inoperative, (ii) causes Licensed Deliverables to fail to meet the specifications thereof or to operate in a manner consistent with its intended purpose, (iii) causes incorrect results, or (iv) causes incorrect functions to occur,

“Licensed Chip(s)” any integrated circuit designed and/or manufactured by or for Licensee that contains the Licensed Deliverables;

“[*****]” shall mean the processor [*****] of the [*****] and any Updates thereto;

“Licensed Deliverables” any combination of the [*****], [*****] Deliverables, Licensed Software, Software Deliverables, Distributable Software, [*****] Specification and Documentation, including any Updates and Upgrades thereto, that are required to be delivered by Company pursuant to this SOW.

“Licensee Products” shall mean [*****] end-user products sold to third parties and for which Licensee earns revenue, other than licensing and/or royalty revenue;

“Licensed Software” shall mean all operating software and software drivers in [*****] necessary for controlling the functionality of [*****], excluding any [*****] that is owned by [*****] that will [*****] the right [*****] such [*****] to Licensee, provided that in the case [*****] is [*****] from delivering any such [*****], the [*****] shall deliver [*****] to the extent deliverable under the terms of [*****] agreements with such [*****].

“[*****] Specification” shall mean a description and logical timing diagrams for all of the [*****] to the [*****] including [*****].

“Reference Platform” shall mean the [*****] board with a selected [*****] and operating environment used by Company to develop and test Licensed Deliverables.

“Shipped” shall mean a Licensed Chip shall be deemed “Shipped” when a Licensee Product that incorporates a Licensed Chip is delivered by Licensee to [*****], net of any units of Licensee Products that are returned under warranty;

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

“Software Deliverables” shall mean (i) the Licensed Software, (ii) [*****], (iii) [*****]; and (iv) any Updates and Upgrades thereto;

“Updates” shall mean technology provided by Company to correct any Error;

“Upgrades” shall mean a change to the Licensed Deliverables to improve the performance of existing features and functionality of such deliverables in excess of the requirements set forth in the initial [*****] PRD.

For the avoidance of doubt, Licensed Deliverables are “Development Deliverables” as such term is used in the Agreement.

2.	Company Licenses

2.1 [*****]. As of the applicable delivery date and notwithstanding anything to the contrary in the Agreement or any statement of work under the Agreement signed by the parties as of the Effective Date, subject to the terms and conditions of this SOW, [*****] hereby grants to [*****], under [*****]:

(a) a non-exclusive, worldwide, non-transferable, irrevocable right and license, without the right to sublicense, to use, copy, modify, and create derivative works of the [*****], and [*****]; where such modifications and derivatives are limited to [*****] and [*****] of the [*****] and [*****] Deliverables in Licensee Products;

(b) a non-exclusive, royalty-bearing, worldwide, non-transferable, perpetual, irrevocable (subject to Section 10.2) right and license, without the right to sublicense, to make and have made [*****]; and

(c) a non-exclusive, royalty-bearing, worldwide, non-transferable, perpetual, irrevocable (subject to Section 10.2) right and license, without the right to sublicense, to sell, have sold, import, have imported, distribute and have distributed [*****], [*****] Deliverables, [*****] as embedded in [*****] for use [*****] in Licensee Products.

2.2 Software Licenses. As of the applicable delivery date and notwithstanding anything to the contrary in the Agreement or any statement of work under the Agreement signed by the parties as of the Effective Date, subject to the terms and conditions of this SOW, [*****] hereby grants to [*****], under [*****]:

(a) a non-exclusive, worldwide, non-transferable, perpetual, irrevocable (subject to Section 10.2) right and license, without the right to sublicense, to use, copy, modify, display, execute, compile and create derivative works of the [*****];

(b) a non-exclusive, worldwide, non-transferable, perpetual, irrevocable (subject to Section 10.2) right and license, without the right to sublicense, to use, display, and execute the [*****] Tools; and

(c) a non-exclusive, royalty-bearing, worldwide, perpetual, non-transferable, perpetual irrevocable (subject to Section 10.2) right and license, without the right to sublicense, to use, to compile, to execute, to distribute and have distributed [*****] solely in combination with the [*****] for use [*****] in Licensee Products.

For the avoidance of doubt, [*****] shall only be [*****] on [*****] or systems that incorporate a Licensed Chip.

2.3 Licensed Documentation. As of the applicable delivery date and notwithstanding anything to the contrary in the Agreement or any statement of work under the Agreement signed by the parties as of the Effective Date, subject to the terms and conditions of this SOW, [*****] hereby grants to [*****], under [*****], a non-exclusive, worldwide, perpetual, non-transferable, irrevocable right and license, without the right to sublicense, to use and copy the Documentation.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

2.4 Restrictions. The licenses set forth in Section 2.1 and Section 2.1(c) shall be subject to the following restrictions:

(a) Any Distributable Software that [*****] is permitted to distribute under this SOW shall be [*****] on the same terms [*****] distributes its own [*****];

(b) No license is hereby granted by Company to practice any [*****] independent of the Licensed Deliverables; and

(c) Licensee shall not use or procure others to use any [*****]: (i) for the purposes of determining if any features, functions or processes provided by the Licensed Deliverables are [*****] by Licensee; or (ii) for developing technology or products that [*****] of [*****] licensed hereunder; or (iii) as a reference for [*****] or creating any [*****].

2.5 Third Party IP. The licenses granted in Section 2.1, Section2.1(c), and Section 2.3 shall be subject to the rights of the third parties set forth in Attachment 2 (“Third Party IP”). [*****] shall be solely responsible for obtaining, [*****], all permissions and licenses necessary for [*****] to use such Third Party IP under the terms of [*****] and such third party’s agreements and [*****] shall provide [*****] written evidence thereof.

3.	Intellectual Property

3.1 Ownership.

(a) Licensed Deliverables. The Licensed Deliverables is [*****] is used in the Agreement. As [*****] the parties, [*****] all right, title and interest in the Licensed Deliverables originally delivered to [*****] and any Upgrades and Updates thereto.

(b) Derivative Works. Any modifications or derivative works created by or for [*****] from the Licensed Deliverables, either pursuant to the terms of this SOW or a separate agreement between the parties, are [*****] is used in the Agreement. As [*****] the parties, [*****] all right, title and interest in any such derivative works, [*****] the Licensed Deliverables from which derivative works are created, and [*****] to disclose any such derivative works [*****].

3.2 Exclusivity. Notwithstanding anything to the contrary set forth in Section 10.3(e) of the Agreement, the Exclusivity Period for the [*****] as accepted hereunder shall be [*****], provided such Exclusivity Period shall terminate if [*****] ceases development of all of Licensee Product using the [*****] and such cessation by [*****] is not due to (a) Company’s failure to [*****] the Licensed Deliverables set forth on Attachment 1, or (b) Supplier’s or its successor in interest upon a Change of Control of Supplier [*****]. If [*****] ceases development of all Licensee Products using the [*****] and such cessation by [*****] is due to any of the reasons set forth in clauses (a)-(b) above, and [*****] subsequently market, sell or otherwise licenses the [*****] to [*****] termination of the [*****] for the [*****] will return [*****] as of the date of such cessation [*****] of the initial [*****] of such [*****] to a [*****]. If [*****] ceases development of Licensee Products using [*****] for [*****] not including termination [*****], [*****] shall have no obligation to [*****].

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

4.	Delivery and Roadmap Reviews

4.1 Licensed Deliverables.

(a) Delivery. [*****] shall deliver to [*****] the Licensed Deliverables in accordance with the delivery dates and features, functions and specifications specified in Attachment 1. Failure to use commercially reasonable efforts to deliver the Licensed Deliverables in accordance with such specified delivery dates and the specified features, functions and specifications set forth in Attachment 1 shall be deemed a [*****] of the Agreement.

(b) Acceptance. Payment of [*****] will not be deemed acceptance of Licensed Deliverables, but rather Licensed Deliverables delivered will be subject to inspection, test and rejection by the [*****]. [*****], may [*****] Licensed Deliverables at the [*****], [*****] or [*****] designated by [*****]. Licensed Deliverables that are not [*****] within [*****] days of delivery shall be [*****]. [*****] may reject any Licensed Deliverables delivered that do not comply with functionality and performance described in any Documentation or the terms of this SOW. Pursuant to [*****] written instructions, [*****] will promptly correct or replace such items.

4.2 Third Party IP. To the extent [*****] is authorized to sublicense any Third Party IP to [*****], then upon [*****] request, [*****] shall deliver to [*****] such Third Party IP to [*****] the payment by [*****] of any applicable sublicense fees pursuant to Section 6.3 below.

4.3 Roadmap Reviews. The parties shall use reasonable efforts to meet face-to-face at least once every [*****] to enable; (i) the parties to discuss any issues relating to this SOW and the parties’ relationship; (ii) Company to present updates to its product roadmap and (iii) evaluate opportunities new products or technical collaboration.

5.	Support and Maintenance; [*****]

5.1 Basic Support and Maintenance. [*****] by [*****] of [*****] then current support and maintenance fees set forth in Attachment 3 [*****] shall provide [*****] the following support and maintenance for [*****] and up to [*****], unless mutually agreed to by the parties:

(a) Technical questions with regards to the Licensed Deliverables (in [*****] through the receipt of [*****] software) in Licensee Products including verification, testing, Updates and Upgrades;

(b) During the term of this SOW and in accordance with the Response Table set forth in Attachment 4, [*****] shall provided technical support by telephone, e-mail and on-site consultation about the operation and application of Licensed Deliverables reasonably required by [*****] to (i) resolve any Errors and (ii) use, design and integrate Licensed Deliverables in Licensee Products; and

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

(c) [*****] shall deliver Updates to [*****] in accordance with the Response Table set forth in Attachment 5 as soon as reasonably possible after such Update is complete and within the same timeframe that the Update is made available by [*****] to any other customer.

Support shall be provided by [*****] in a reasonably timely manner, by engineers who have domain expertise with respect to the applicable Licensed Deliverables.

5.2 [*****] Services. If [*****] requests additional support with respect to the Licensed Deliverables, and subject to available resources, [*****] and [*****] shall negotiate an agreement in good faith setting forth the terms of such support and [*****] will use all reasonable efforts to provide such additional support at a rate not to exceed:

(a) $[*****] USD per man-day for a field application or support engineer.

(b) $[*****] USD per man-day for an algorithm or platform engineer.

5.3 [*****]. Subject to prior written notice to [*****], [*****] may disclose and allow its [*****] access and use of the Licensed Deliverables only on [*****] behalf for the purpose of exercising the licenses and rights granted to [*****] under Section 2.1 and Section 2.1(c) above. [*****] shall ensure that such [*****] are bound by written confidentiality agreements at least as protective of the Confidential Information of Company as the Agreement, including without limitation all license restrictions and confidentiality obligations. [*****] shall not have any license or right to the Licensed Deliverables except for their limited rights to use such Licensed Deliverables on behalf of [*****] as set forth in this SOW. Notwithstanding the foregoing, [*****] shall limit any disclosure to its [*****] outside of [*****] facilities to the [*****] or similarly protected versions of the Licensed Deliverables, including without limitation the encrypted [*****] design [*****], compiled or synthesized [*****] or other [*****] and only the [*****] of the Licensed Software. Upon request by Apple, the parties shall negotiate in good faith the disclosure and delivery of Licensed Deliverables to [*****] in forms other than [*****].

6.	Fees and Royalties

6.1 [*****]. As consideration for the licenses granted to [*****] by [*****] hereunder, [*****] agrees to pay [*****] (i) [*****] in the amounts and pursuant to the schedule set forth in Attachment 3 hereto [*****] and (ii) non-refundable license fee(s) in the amounts and pursuant to the schedule set forth in Attachment 3 hereto (“License Fees”).

6.2 Royalty. The license grant set forth in Section 2.1 Section 2.1(c) shall be subject to payment by Licensee of a royalty for each Licensee Product containing [*****] of Licensed Deliverables Shipped by [*****] calculated in accordance with the method set forth in Attachment 3 (“Royalty”). The Royalty will be payable quarterly within [*****] days after the end of each [*****] fiscal quarter.

6.3 Third Party Sublicense Fees. [*****] agrees to pay [*****] all fees that Licensee and [*****] agree that [*****] may be required to pay third parties for the right to sublicense to [*****] any Third Party IP (“Sublicense Fees”). [*****] shall pay the Sublicense Fees within [*****] days of the date of invoice therefor by [*****] following such agreement between the parties.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

6.4 Invoicing. [*****] will invoice [*****] for any amounts owed for [*****] and [*****] on or after the payment due dates set forth in Attachment 3.

6.5 Taxes. [*****] will be responsible for the payment of all export, excise, sales, use, property and other taxes based on the transactions under this SOW or all fees paid hereunder, and other than taxes imposed upon or measured by [*****] net income. All payments will be made without any withholding for any taxes required by any governmental laws.

6.6 Reports, Records and Audit Rights. Within [*****] days after the end of each Licensee fiscal quarter during which Licensee Products containing Licensed Chips are Shipped, Licensee will deliver to Company a written report setting forth in reasonable detail the information necessary to determine the accuracy of the calculation of the Royalty payable under Section 6.2 above, including the number of Licensee Products Shipped. [*****] shall maintain, for a period of [*****] after the end of the year to which they pertain, complete records of the Licensee Products Shipped in order to calculate and confirm Licensee’s payment obligations hereunder. Upon reasonable prior notice, not less than [*****] days, [*****] will have the right, exercisable not more than [*****] every [*****] months, to appoint an independent accounting firm or other agent reasonably acceptable to [*****], [*****], to examine such financial books, records and accounts during [*****] normal business hours to verify the Royalty due by Licensee to Company hereunder. In the event such audit discloses an [*****] Royalty due hereunder, [*****] will [*****] the amounts due to [*****].

7.	Limited Warranty

7.1 Deliverables Warranty. Company warrants that for a period of [*****] from the delivery of the Final Licensed Deliverables to Licensee pursuant to Section 4.1, (i) the Licensed Deliverables will be [*****] to produce [*****]; and (ii) the [*****] and [*****] will meet the functionality and performance described in any specifications set forth in this SOW and in the Documentation.

7.2 Warranty Exclusions. The above warranties do not apply (i) to the extent any Licensed Deliverables have been altered, damaged or modified by [*****]; or (ii) if any defects or problems involving the Licensed Deliverables are caused by [*****] negligence, hardware malfunction, improper use, neglect or other causes beyond the reasonable control of [*****]. [*****] does not warrant that [*****] and [*****] will operate other than within the [*****], including in the combinations that may be selected for use by [*****], or will operate uninterrupted or error-free.

8.	Indemnification; Limitation of Liability.

8.1 Indemnification Exceptions. This Section 8.1(a) applies to the subject mater of this SOW in lieu of Section 13.2 of the Agreement:

Exceptions. [*****] will have no obligation to indemnify [*****] against any claims pursuant to clause (i) in Section 13.1 of the Agreement or to perform any actions pursuant to Section 13.3 of the Agreement if and to the extent that: (a) the claim is directly attributable to the alteration or modification of the Licensed Deliverables after [*****] and such alteration or modification= was not specified or implemented by [*****] or its contractors or other agents; or (b) the infringement is directly attributable to software or hardware designed by [*****] which, if [*****] was responsible for implementing, could not reasonably have been implemented in a non-infringing way by [*****].

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

8.2 LIMITATION OF LIABILITY. THE MAXIMUM AGGREGATE LIABILITY OF [*****] TO [*****] UNDER SECTION 13 (INDEMNIFICATION) OF THE AGREEMENT FOR THE LICENSED DELIVERABLES DELIVERED BY [*****] PURSUANT TO THIS SOW SHALL NOT EXCEED [*****] (I) THE FEES AND ROYALTIES PAID TO [*****] IN THE [*****] IMMEDIATELY PRECEDING SUCH CLAIM OR (II) THE REVENUE RECEIVED BY [*****] UNDER THE [*****] SOW IN THE [*****] IMMEDIATELY PRECEDING SUCH CLAIM, AND PROVIDED FURTHER THAT THE FOREGOING LIMITATION OF SUPPLIER’S LIABILITY UNDER SECTION 13 (INDEMNIFICATION) OF THE AGREEMENT FOR THE LICENSED DELIVERABLES SPECIFIED IN THIS SOW SHALL TERMINATE AND HAVE NO FURTHER FORCE OR EFFECT UPON A [*****]. IN THE EVENT OF A [*****], [*****] AGREES TO RE-NEGOTIATE IN GOOD FAITH AN AMENDMENT TO THIS SECTION 88.2 THAT IS CONSISTENT WITH TERMS OFFERED TO OTHER [*****] THAT ARE SIMILARLY SITUATED FINANCIALLY TO [*****]. [*****] WILLFUL AND INTENTIONAL FAILURE TO PERFORM ITS OBLIGATIONS IN MATERIAL BREACH OF THE AGREEMENT OR THIS SOW SHALL BE DEEMED TO BE A WILLFUL AND INTENTIONAL FAILURE TO SUPPLY GOODS IN MATERIAL BREACH OF SECTION 2.5(A) OF THE AGREEMENT.

9.	Communications

Notices and other correspondence related to this SOW will be sent to:

Business Contacts.

	For Licensee	For Company
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop	1330 Villa Street
Address	Cupertino, CA 95014	Mountain View, CA 94043
Phone	[*****]	[*****]
Fax	[*****]	[*****]
Email	[*****]	[*****]

Legal Contacts.

	For Licensee	For Company
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop, MS 3-I	650 Page Mill Rd
Address	Cupertino, CA 95014	Palo Alto, CA 94304
Phone	[*****]	[*****]
Fax	[*****]	[*****]
Email	[*****]	[*****]

Technical Contacts.

	For Licensee	For Company
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop	1330 Villa Street
Address	Cupertino, CA 95014	Mountain View, CA 94043
Phone	[*****]	[*****]
Fax	[*****]	[*****]
Email	[*****]	[*****]

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

10.	Term and Termination

10.1 Term and Termination.

(a) This SOW will commence on the Effective Date and will continue until terminated pursuant to this Section 10.1. [*****] may terminate this SOW [*****]. Such termination will be effective upon [*****] days advance notice if the [*****] remains uncured, or, in the event of [*****] such as breach of confidentiality obligations, [*****] written notice.

(b) In addition, [*****] may terminate this SOW, (i) upon giving [*****] days prior notice to [*****], if following a [*****], Company or [*****], as the case may be, materially decreases the level of investment of human and/or financial resources for support and maintenance of the Licensed Deliverables relative to the level of investment that existed before the [*****] or (ii) a [*****] of [*****] to a [*****] of [*****] occurs. For the purposes of this SOW, a “[*****]” shall be considered an entity who designs, markets and/or sells [*****] directly to end users.

10.2 Consequences of Termination.

(a) Upon [*****] of this SOW by [*****] pursuant to Sections 10.1(a) or 10.1(b) above:

(i) the licenses granted by [*****] under Section 2.1 [*****]; [*****] subject to the continued payment of [*****] with respect to such [*****], and

(ii) the licenses granted by [*****] under Section 2.1(c) (Licensed Software) Section 2.3 (Licensed Documentation) [*****] without the payment of any additional fees.

(b) Upon [*****] of the SOW by [*****] pursuant to Section 10.1(a):

(i) The license granted by [*****] pursuant to Section 2.1(a) shall survive for a period of [*****] after the date of [*****] (the “Ramp Down Period”); and

(ii) The licenses granted by [*****] pursuant to Sections 2.1(b), 2.1(c), and 2.2(a) shall [*****] with respect to any [*****], including [*****] that have been [*****] prior to the expiration of the Ramp Down Period subject to the continued payment of [*****] with respect to such [*****].

(c) Each party shall promptly return to the other party or, at the other party’s request shall destroy, all copies of the other party’s Confidential Information held by it and its third party contractors, provided that [*****] shall be permitted to retain and use such of [*****] Confidential Information and Documentation as is reasonably required by it for the purposes of [*****] surviving under Section 10.2 above.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

(d) Termination of this SOW by either party pursuant to Section 10.1 shall not entitle the other party to any [*****] whatsoever, provided that this Section 10.2(d) shall not limit the other party from pursuing any [*****] that may arise from any other provision of this SOW or from any other applicable law.

(e) For the avoidance of doubt, the licenses granted pursuant to [*****] the termination of this SOW and the termination of this Agreement.

10.3 Survival. Provisions in this SOW, which by their nature, should remain in effect beyond termination of the SOW or the Agreement will survive until fulfilled, including Sections 1, 2 (to the extent allowed under Section 10.2), 3, 5, 6 (to the extent [*****] has payment obligations) 7, 8, and 10.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

IN WITNESS WHEREOF, the parties have caused this SOW to be executed by their duly authorized representatives.

Apple Inc.		Audience Inc.

By	/s/ Timothy Butzow	By	/s/ Peter Santos

Name	Timothy Butzow	Name	Peter Santos

Title	GSM	Title	President & CEO

Date	12/19/2008	Date	19 December 2008

Apple [*****]

By	[*****]

Name	[*****]

Title	Director

Date	12 January 2009

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

ATTACHMENT 1

Deliverables

Features and functions of the Licensed Deliverables are set forth in the [*****] PRD.

Licensed Deliverables Schedule:

[*****] Specification:	[	*****]

[*****], 1st Delivery:	[	*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****], 2nd Delivery:	[	*****]

[*****]

[*****] Deliverables and associated Documentation:	[	*****]

Software Deliverables, Distributable Software and associated Documentation:	[	*****]

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

ATTACHMENT 2

Third Party IP

1.	[*****]

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

ATTACHMENT 3

Fees and Royalties

	Payment Amount	Payment Due Date Schedule

[*****] Fees

[*****]	[*****]	[*****] days following Effective date of this SOW

	[*****]	[*****] days following delivery of 1st Delivery of [*****] Tools

	[*****]	[*****] days following delivery of final Licensed Deliverables

License Fees	[*****]	[*****] days after delivery of [*****] Specification

	[*****]	[*****] days after delivery of [*****] Deliverables and associated Documentation

	[*****]	[*****] days following delivery of Final Licensed Deliverables

Support and Maintenance Fees

Annual Support and Maintenance Fees (Paid in advance for the following year and each year thereafter at Licensee’s option)	[*****]	[*****] days following delivery of [*****] Deliverables

	[*****]	[*****] days following the yearly anniversary of the above delivery date

Royalty Schedule

Effective Date through [*****]	[*****]	Payable per Licensee Product which contains not more than one instance of Licensed Deliverables

[*****] through term of the SOW	[*****]	Payable per Licensee Product which contains not more than one instance of Licensed Deliverables

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

Final Licensed Deliverables include: [*****], [*****], [*****], Licensed Software, Software Deliverables, Distributable Software, [*****] specification and Documentation.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

ATTACHMENT 4

Support & Maintenance

Response Time Table

For each Priority Level 1 to Level 3 Issue, Company shall use reasonable efforts to provide a correction or workaround for the Error within the time frame shown in the table below unless agreed between the parties. If Company fails to deliver a resolution or workaround for the Level 1-3 issues within the given time frame (provided below), at Licensee’s request, Company will send key engineering personnel to Licensee’s offices to resolve such issues onsite.

Priority	Description	Acknowledgment of problem	Company’s Response Time (commencing upon receipt of all relevant data from Licensee)

Level 1	Critical condition resulting in interruption of basic service or a major functionality of the Licensed Product, (i.e. critical path for [*****]; blocking critical path items; line down, etc.)	Company will acknowledge the problem [*****] of Company’s receipt of the communication from Licensee	Within [*****] Business Days from Licensee’s communication to Company of the Level 1 issue

Level 2	Condition in which basic service is degraded and some functions are either not available or inadequate, (i.e. design error requires correction)	Company will acknowledge the problem within [*****] of Company’s receipt of the communication from Licensee	Within [*****] Business Days from Licensee’s communication to Company of the Level 2 issue

Level 3	Condition in which problems cause customer inconvenience but which do not prevent operation of the Licensed Product or loss of functionality	Company will acknowledge the problem within [*****] Business Days of Company’s receipt of the communication from Licensee	Within [*****] Business Days from Licensee’s communication to Company of the Level 3 issue

Level 4 [*****]	Any other Error requiring correction	Company will acknowledge the problem within [*****] Business Days of Company’s receipt of the communication from Licensee	Level 4 issues will be addressed [*****] after Licensee’s communication to Company of the Level 4 issue.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential
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